Exhibit 10.1
AMENDMENT EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement, dated April 6, 2011 (“Amendment”), amends the Employment Agreement, dated December 31, 2010 (the “Agreement”), by and between Healthways, Inc., (“Company”) and Alfred Lumsdaine (the “Executive”). Capitalized terms used herein without definition shall have the respective meanings for such terms set forth in the Agreement.

WHEREAS, Company and Executive desire to amend the Agreement to reflect certain changes to the employment relationship of Executive; and

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.           Amendment to Section II, “Term” Provision. Section II, the “Term” provision, of the Agreement is hereby deleted in its entirety and amended and restated as follows:

TERM. Subject to termination as stated in Section VI, the term of employment of the Executive pursuant to this Agreement (as the same may be extended, the “Term”) shall commence on January 1, 2011 (the “Effective Date”), and shall have a continuous term of twenty-four (24) months thereafter.

2.           No other Amendments.  Except to the extent amended hereby, all of the definitions, terms, provisions and conditions set forth in the Agreement are hereby ratified and confirmed and shall remain in full force and effect.  The Agreement and this Amendment shall be read and construed together as a single agreement and the term “Agreement” shall henceforth be deemed a reference to the Agreement as amended by this Amendment.

3.           Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement as of the day and year first written above.

(SIGNATURE PAGE FOLLOWS)

HEALTHWAYS, INC.:

By:  /s/ Ben R. Leedle, Jr.

Name:  Ben R. Leedle, Jr.

Title:  CEO

EXECUTIVE:

/s/ Alfred Lumsdaine

Alfred Lumsdaine